GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated September 19, 2018 to the

Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”),

each dated February 28, 2018, as supplemented (with respect to Class A, Class C, Institutional, Investor, Class R, Class R6 and Class T Shares) and the Prospectus, Summary Prospectus and SAI, each dated April 16, 2018, as supplemented (with respect to Class P Shares)

Effective September 28, 2018, Atreaus Capital, LP (“Atreaus”) will no longer be an Underlying Manager (investment subadviser) for the Fund or any wholly-owned subsidiary of the Fund. Accordingly, all references to Atreaus in the Prospectuses, Summary Prospectuses, and SAI are hereby deleted in their entirety as of that date. Although Atreaus will no longer be an Underlying Manager as of such date, Goldman Sachs Asset Management, L.P. may allocate Fund assets away from Atreaus prior to that date.

This Supplement should be retained with your Prospectuses, Summary Prospectuses, and SAI for future reference.

MMALTUMCHGSTK 09-18